Exhibit 10.1


                             AMERICAN BILTRITE INC.
                               K&M ASSOCIATES L.P.

                       AMENDED & RESTATED CREDIT AGREEMENT

                                 Amendment No. 2

      This Agreement, dated as of March 31, 2007 (the "Agreement"), is among American Biltrite Inc., a Delaware corporation (the "Company"), K&M Associates L.P., a Rhode Island limited partnership ("K&M"; the Company and K&M being collectively but jointly and severally, the "Domestic Borrower"), American Biltrite (Canada) Ltd., a corporation governed by the Canada Business Corporations Act (the "Canadian Borrower"), the Canadian Lenders and Domestic Lenders from time to time party hereto, Bank of America, National Association, successor by merger to Fleet National Bank, both in its capacity as a Domestic Lender and in its capacity as domestic administrative agent for the Lenders, and Bank of America, National Association, acting through its Canada branch, both in its capacity as a Canadian Lender and in its capacity as Canadian administrative agent for the Lenders.

      1. Credit Agreement; Definitions. Reference is made to the Amended and Restated Credit Agreement dated as of September 26, 2006 (as amended and in effect prior to giving effect to this Agreement, the "Credit Agreement") among the Company, K&M, the Canadian Borrower to Canadian Lenders and the Domestic Lenders from time to time party thereto, Bank of America, as Domestic Agent, and Bank of America Canada, as Canadian Agent. This Agreement amends the Credit Agreement. Terms defined in the Credit Agreement as amended hereby and not otherwise defined herein are used with the meaning so defined.

      2. Amendment of Credit Agreement. Effective upon the date hereof Section
6.5.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            "6.5.3 Income of Loss from Continuing Operations. Net income from continuing operations of the Borrower and its Subsidiaries reporting Congoleum on the equity method shall equal or exceed $1.00 in at least one of any two consecutive fiscal quarters of the Company for any two consecutive fiscal quarters of the Company ending September 30, 2006 and thereafter; provided, however, that for each of the two consecutive fiscal quarters of the Company ending December 31, 2006 and March 31, 2007 the net loss from continuing operations of the Borrower and its Subsidiaries reporting Congoleum on the equity method shall not be greater than $400,000."

      3. Waiver. This Agreement hereby expressly waives the covenant default under Section 6.5.3 of the Credit Agreement that would otherwise have existed as of March 31, 2007.
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      4. Representations and Warranties. In order to induce the Lenders to enter into this Agreement, each of the Borrowers jointly and severally represents and warrants that, immediately after giving effect to this Agreement, no Default exists.

      5. General. The Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Credit Agreement is a Credit Document and may be executed in any number of counterparts (including by way of facsimile transmission), which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

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                                      -2-
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      Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                            AMERICAN BILTRITE INC.

                            By: /s/ Howard N. Feist III
                                -----------------------------------------
                                Name: Howard N. Feist III
                                Title: Vice President-Finance


                            K&M ASSOCIATES L.P.

                            By: AIMPAR, INC., its General Partner

                            By  /s/ Howard N. Feist III
                                -----------------------------------------
                                Name: Howard N. Feist III
                                Title: Vice President-Finance


                            AMERICAN BILTRITE (CANADA) LTD.

                            By  /s/ Richard G. Marcus
                                -----------------------------------------
                                Name: Richard G. Marcus
                                Title: President


                            Domestic Lender:
                            BANK OF AMERICA, NATIONAL ASSOCIATION

                            By  /s/ Thomas F. Brennan
                                -----------------------------------------
                                Name: Thomas F. Brennan
                                Title: Senior Vice President

                            Bank of America, N.A.
                            Massachusetts Middle Market Division
                            100 Federal Street
                            Boston, Massachusetts 02110
                            Facsimile: (617) 434-8102
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                            Canadian Lender:
                            BANK OF AMERICA, NATIONAL ASSOCIATION,
                            ACTING THROUGH ITS CANADA BRANCH

                            By  /s/ Medina Sales de Andrade
                                ------------------------------------------
                                Name: Medina Sales de Andrade
                                Title: Vice President

                            Bank of America, N.A.,
                            acting through its Canada branch
                            200 Front Street, Suite 2700
                            Toronto, Ontario
                            M5V 3L2 Canada